Exhibit 10.17

WALGREENS

2012 VENDOR PARTICIPATION

Binding Letter of Commitment

4/18/12

This binding letter of commitment ("Letter of Commitment") is by and among Dayton Professional Baseball Club, LLC ("DPB"), the owner of the Dayton Dragons professional baseball team ("Team"}, Walgreens ("Walgreens"), and Health Care Distribution Specialists / Clotamin. (“Vendor").

The term of this Letter of Commitment will be for the period of April 2012 through November, 2012 ("Term").

Walgreens Responsibilities.  During the Term, Walgreens will be responsible for the following:

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The 90 Walgreens located in the Cincinnati-Dayton District will run an in-store program featuring vendor products.

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Vendor will receive mutually agreed on presence in each store, based on respective negotiations involving product selection, cost, and display space.

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Walgreens may promote a Dragons based in-store retail promotion, vendor's participation subject to team approval.

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Walgreens will work with its agency and the Dayton Dragons to assist the vendor in receiving total compliance at the store level.

Vendor Responsibilities.  During the Term, Vendor will be responsible for the following:

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Vendor MUST guarantee all products.

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Vendor is responsible for all products as it pertains to quality, outdated products or the timely replacement of new products.

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Vendor is responsible for maintaining their part of the display and product.

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Vendor may change out products with prior approval from Walgreens regarding pricing and acceptable margins.

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Vendor is exclusively responsible for securing distribution of product in and out of stores.

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Vendor must produce documentation showing they have the funds to support this program.

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Vendor must have approved WAGS Number prior to entering the stores. If going through a distributor, the distributor must have an approved WAGS number.

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Neither the Dayton Dragons, Walgreens, or its agency, are responsible for any third party distributor negotiations or the execution of that separate agreement.

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Upon completion of the program In November 2012, vendor will be responsible for removing all unsold product from the stores.

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Vendor accepts financial responsibility for this agreement and further agrees to pay DPB a fee of $51,000 (the “Fee”) in exchange for the benefits set forth in this Letter of Commitment.   The Fee will be paid by Vendor via cash, check or wire transfer to DPB in two (2) equal payments of $25,500 each, due and payable on or before Aprll30, 2012 and May 15,2012.  Any installment that is not paid when due will bear Interest at a rate of Interest equal to the prime rate plus 2% until paid In full.

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Vendor will approve and sign this agreement prior to April27, 2012.First invoice will be sent out that day with a  due date of April 30, 2012 (as stated above). Any payments not received prior to the start of the baseball season may result in removal from the program, and Vendor will be responsible for reimbursing Walgreens for all product purchased and the entire marketing fee,

THE DAYTON DRAGONS &

WALGREENS

2012 VENDOR PARTICIPATION

Binding Letter of Commitment (continued)

DPB Responsibilities. During the Term, the DPB will be responsible for the following:

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DPB will create a mutually agreed on Corporate Marketing program ("Program") with Walgreens.

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Program will be centered around an in-store retail promotion, with possible branding and media elements included. Walgreens will be responsible for elements to co-brand the vendor products.

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DPB must approve all/any third party pass-through to the Program, whether in-stadium, media or at retail.

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DPS will invoice Vendor directly and payment may only be made by the Vendor.

Accepted and Agreed

Vendor:

Walgreens:

Health Care Distribution Specialists/ Clotamin

Walgreens

By (Print}:  MacKie Barch

By (Print): Marie Smith

Title: CEO

Title: District Manager

Address: 9337 Fraser Ave.

Address: 8800 Becket Rd

Silver Springs MD, 20910

West Chester OH, 45069

Tel: 888-912-4437

Tel: 513-870-0560

Fax: 202-270-5404

Fax: 513-870-0576

Email: jbarch@clotamin.com

Email: marie.smith@walgreens.com

Signature: /s/ MacKie Barch

Signature: ____________________

Date: 4/19/12

Date: _____________________

Dayton Professional Baseball

By {Print): Eric Deutsch

Title: Team Executive Vice President

Address: Fifth Third Field

220 N. Patterson Blvd.

Dayton OH, 45402

Tel: 937-228-2287

Fax: 937-228-2284

Signature: /s/ Eric Deutsch

Date: 4-24-12